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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   NOVEMBER 21, 2004

                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      1-9329                   43-1819711
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                   63101
     Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (314) 340-8000



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On November 21, 2004, Pulitzer Inc. (the "Company") issued a press release announcing the Company's exploration of a range of strategic alternatives to enhance shareholder value, including a possible sale of the Company, and the retention of Goldman, Sachs & Co. as financial advisor to assist in its review. A copy of this press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c)      Exhibits

           99.1     Press Release dated November 21, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PULITZER INC.


Date: November 22, 2004                  By:  /s/  Alan G. Silverglat
                                            ----------------------------
                                              Alan G. Silverglat
                                              Senior Vice President-Finance


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                                  Exhibit Index

Exhibit
Number         Description
------         -----------

99.1           Press Release dated November 21, 2004